                                                                   Exhibit 10.47


                      FIRST AMENDMENT AND CONSENT AGREEMENT


         THIS FIRST AMENDMENT AND CONSENT AGREEMENT ("Amendment"), dated as of August 25, 1997, is made by and among BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("Lender") and PARADYNE CORPORATION, a Delaware corporation ("Borrower").


                                R E C I T A L S:


         1. Lender and Borrower are parties to that certain Loan and Security agreement dated as of July 31, 1996 (as amended by this Amendment and as may be further amended from time to time, (the "Loan Agreement"), pursuant to which Lender extended credit to Borrower; and

         2. Borrower has requested that Lender enter into this Amendment and provide certain consents, as required by the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), all as set forth in greater detail below;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:

                                   AGREEMENT:

         1. Defined Terms. Capitalized terms used herein without definition shall have the respective meanings set forth in the Loan Agreement.

         2. Amendments to Loan Agreement. Effective upon Lender's application of the cash proceeds received pursuant to Section 3(c) below (except that the amendment described in Section 2(c) below shall be effective upon the Effective Date (as defined in Section 5 below)):

            (a) Section 1.1 of the Loan Agreement is hereby amended by deleting subsection (i) of subparagraph (b) in the definition of "Availability" in its entirety, and inserting in its place the following:

                "(i) eighty-five percent (85%) of the Net Amount of Eligible
            Accounts, and"

            (b) Section 1.1 of the Loan Agreement is hereby amended by deleting subparagraph (a) in the definition of "Reserve Calculation Amount" in its entirety, and inserting in its place the following:

                "(a) the Net Amount of Eligible Accounts as of such date
            multiplied by the Percentage, if any, by which the actual dilution of all Accounts over the previous twelve (12) month period exceeds five percent (5%); and"

            (c) Section 10.17 of the Loan Agreement is hereby amended by deleting such section in its entirety, and inserting in its place the following:

                "10.17 New Subsidiaries. The Borrower shall not, directly or indirectly, organize or acquire any Subsidiary other than (a) a wholly-owned "commission" Foreign Sales Corporation to act as an international marketing agent for Borrower, provided that such Subsidiary will never hold title or exert ownership control over any of the Collateral and that such Subsidiary will execute a guaranty in form and substance satisfactory to the Lender guaranteeing the Obligations of the Borrower, and (b) a Subsidiary to engage in the XDSL modem and associated product business (the "Broadband Subsidiary"), provided that upon the formation of the Broadband Subsidiary this Agreement shall be amended to include the Broadband Subsidiary as a borrower hereunder or as a guarantor of the Obligations as the Lender may elect, all on terms and conditions (including, without limitation, Liens on its assets in favor of the Leader) and pursuant to documentation in form and substance satisfactory to the Lender."

         3. Consents by Lender

            (a) Pursuant to Section 7.4(d) and any other applicable provisions of the Loan Agreement, Lender hereby approves of and consents to the sale of that certain technology, inventory and test equipment owned by Borrower and transferred to Access Beyond, Inc. under the terms of that 2290 Remote Access Gateway ("Hawk") Technology Transfer Agreement between Borrower and Access Beyond, Inc. dated May 2, 1997.

            (b) Pursuant to Section 7.4(d) and any other applicable provisions of the Loan Agreement, Lender hereby approves of and consents to the sale of that certain used equipment owned by Borrower and transferred to Telcor Communications Inc. ("Telcor") under the terms of that certain Agreement for the Sale and Purchase of Paradyne Corporation's Used Equipment dated June 27, 1997 (the "Telcor Agreement")" provided that (i) Borrower files such Uniform Commercial Code financing statements and takes such further action as may be necessary in order to perfect with first priority the security interest granted to it by Telcor in paragraph 4.2 of the Telcor Agreement, and (ii) Borrower files assignments of such financing statements and takes such further action as Lender may require to reflect of record Lender's status as assignee, and to perfect with first priority Lender's security interest in the obligations owing by Telcor to Borrower under the Telcor Agreement.




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

            (c) Pursuant to Sections 7.4(d), 10.7, 10.13(g) and any other applicable provisions of the Loan Agreement, Lender hereby approves of and consents to the Borrower's sale to Rental Acquisition Corp. ("RentalCo") of the lease receivables and fixed assets described in that certain Rental Co / Paradyne Asset Purchase Agreement between Borrower and RentalCo dated as of August 29, 1997, for a purchase price in cash for such lease receivables of the greater of their net book value or $2,000,000, and a purchase price in cash for such fixed assets of $300,000; provided that the cash proceeds so received are applied as a payment of the Revolving Loans under the Loan Agreement.

            (d) Lender agrees to execute and deliver such instruments or agreements as may be necessary to effect a release of Lender's security interest in the Collateral transferred under the transactions described in Sections 3(a),
(b) and (c) herein.

            (e) Pursuant to Section 10.11(f), 10.12 and 10.13 of the Loan Agreement, Lender hereby approves of and consents to a $5,000,000 loan from Paradyne Partners, L.P. to Borrower (the "Partners Loan") on the terms set forth in the Subordinated Revolving Promissory Note dated August 25, 1997 (a copy of which is attached hereto as Exhibit A), provided that such Partners Loan will be an unsecured loan and subordinated to the Obligations by the terms of that certain Subordination Agreement executed by the Borrower, Lender and Paradyne Partners, L.P. substantially in the form of that attached hereto as Exhibit B.

         4. Representations and Warranties. The Borrower hereby represents and warrants to Lender as follows:

            (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other Action and do not and will not (i) require any registration with, consent or approval of, notice to or action by, any person (including any governmental authority) in order to be effective and enforceable, (ii) contravene the terms of the Borrower's Certificate of Incorporation or bylaws, or (iii) conflict with, or result in any breach or contravention of, any other document to which the Borrower is a party or any order, injunction, writ or decree of any governmental authority to which the Borrower or its property is subject. The Loan Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, without defense, counterclaim or offset.

            (b) True and correct copies of the agreements referred to in Sections 3(a), (b) and (c) hereof, have been delivered by the Borrower to the Lender.

            (c) All representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such




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

earlier date, and except as specifically disclosed in the quarterly representations of the Borrower's Chief Financial Officer).

         5. Effective Date. This Amendment will become effective as of the date that each of the following conditions precedent has been satisfied (the "Effective Date"):

            (a) The Lender shall have received from the Borrower an original or counterpart copies of this Amendment duly executed by the Borrower and Paradyne Canada, Ltd.

            (b) All representations and warranties contained herein and in the Loan Agreement and other Loan Documents are true and correct as of the date that the original or counterpart copies referred to in Section 5(a) are received by Lender (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date, and except as specifically disclosed in the quarterly representations of the Borrower's Chief Financial Officer), and no Event of Default exists as of the date such original or counterpart copies are received by Lender.

         6. Miscellaneous.

            (a) This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and assigns.

            (b) This Amendment shall be governed by and construed in accordance with the law of the State of California.

            (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed to constitute but one and the same instrument.

            (e) This Amendment, together with the Loan Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein, and cannot be amended, modified or supplemented except by an instrument in writing executed by each party hereto. This Amendment supersedes all prior drafts and communications with respect thereto.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Agreement, respectively.

            (g) Without limiting any provisions of any of the Loan Documents:
(i) Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment, including,




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

without limitation, the reasonable fees and expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities hereunder; and (ii) Borrower, agrees to execute and deliver such instruments and documents and take such other action as Lender shall deem necessary or advisable in order to carry out the intent of this Amendment.

            (h) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Documents, nor constitute a waiver of any provisions of the Loan Documents. The Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as to the date first above written.


                                    BANKAMERICA BUSINESS CREDIT, INC.


                                    By: /s/ Gary Whitaker
                                    ---------------------------------
                                    Name:  Gary Whitaker
                                    Title: VP


                                    PARADYNE CORPORATION


                                    By: /s/ Patrick Murphy
                                    ---------------------------------
                                    Name:  Patrick Murphy
                                    Title: CFO


         The undersigned, Paradyne Canada, Ltd. ("Guarantor"), hereby acknowledges the terms and conditions agreed to by Lender and Borrower under the foregoing Amendment, and affirms and agrees that (a) the execution and delivery by the Borrower and that performance of this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of Guarantor or the rights of the Lender under that certain Guaranty executed by Guarantor for the benefit of the Lender on July 31, 1996 ("Guaranty"), or any other document or instrument made or given by




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

Guarantor in connection therewith, (b) the term "Indebtedness" as used in the Guaranty includes, without limitation, the Obligations of the Borrower under the Loan Agreement as amended by this Amendment, and (c) the Guaranty remains in full force and effect and is in all respects ratified and confirmed.


                                    PARADYNE CANADA, LTD.


                                    By: /s/ Patrick Murphy
                                    ---------------------------------
                                    Name:   Patrick Murphy
                                    Title:  VP

                                   EXHIBIT A

                     SUBORDINATED REVOLVING PROMISSORY NOTE


$5,000.000                                                Dated: August 25, 1997


         FOR VALUE RECEIVED, the undersigned. PARADYNE CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to the order of PARADYNE PARTNERS, L.P., a Delaware limited partnership ("Partnership"), or to any other holder of this Note (Partnership or such other holder being the "Payee"), the principal amount of FIVE MILLION UNITED STATES DOLLARS (U.S. $5,000,000) on August 25, 2002 (the "Maturity Date"). Subject to the terms and conditions of this Note, amounts borrowed pursuant to this Note may be repaid and reborrowed at any time during the term of this Note. Both principal and interest hereunder are payable in lawful money of the United States of America to the Payee at its principal place of business at 201 Main Street, Suite 2420, Fort Worth, Texas 76102, or at such other place as the Payee may designate from time to time in writing (such principal place of business or other place being the "Payment Place"), in cash or other immediately available funds. Unless otherwise defined in the text of this Note, capitalized terms used herein shall have the meaning ascribed 'to such terms in SECTION 10.

         SECTION 1. INTEREST. The Company hereby promises to pay interest on the unpaid principal amount of this Note from the date hereof until this Note shall be paid in full in cash or other immediately available funds at the Applicable Rate, payable on the last calendar day of each month during the term hereof (the "Payment Date"), and computed on the basis of a year, of 365/6 days for the actual number of days elapsed. Interest accruing pursuant to this SECTION 1 on the unpaid principal amount of this Note from and after the date hereof shall be payable in lawful money of the United States of America, in cash or other immediately available funds, to the Payee at the Payment Place. If the Payment Date or other date fixed for payment hereunder is not a Business Day, such payment date shall be extended to the next succeeding Business Day, and during any such extension, interest on the unpaid principal amount of this Note shall accrue and be payable at the Applicable Rate as set forth in this SECTION 1.

         SECTION 2. PAYMENT OF PRINCIPAL.

         (a) SCHEDULED PAYMENT. On the Maturity Date, the Company shall pay to the Payee, in cash or other immediately available funds, the entire unpaid principal amount of this Note plus all accrued and unpaid interest thereon.

         (b) OPTIONAL PREPAYMENT. Provided that no "Event of Default" (as defined in that certain Loan and Security Agreement by and among BankAmerica Business Credit, Inc. ("BABC") and the Company dated as of July 31, 1996, the "Loan Agreement") has occurred and is continuing or will result from such action, the Company may, at any time and from time to time, without premium or penalty, prepay all or a portion of the unpaid principal amount of this Note, together with unpaid accrued interest on the amount so prepaid to the date chosen for prepayment, payable in cash or other immediately available funds.

         SECTION 3.        EVENTS OF DEFAULT.

         (a) For purposes of this Note, an "Event of Default" shall be deemed to have occurred upon:

                  (i) any failure by the Company to pay all or any portion of principal or interest under this Note when the same shall be due and payable in accordance with the terms hereof, whether on the Maturity Date, by acceleration or otherwise, which failure continues unremedied for a period of 30 Business Days; or


                  (ii) (A) the filing by the Company or any of its Significant Subsidiaries of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other applicable bankruptcy, insolvency or similar law, or the filing by the Company or any of its Significant Subsidiaries of an answer consenting to or acquiescing in any such petition, (B) the making by the Company or any of its Significant Subsidiaries of any assignment for the benefit of its creditors, or the admission by the Company or any of its Significant Subsidiaries in writing of its inability to pay its debts as they become due, (C) the filing of (x) an involuntary petition against the Company or any of its Significant Subsidiaries under Title 11 of the United States Code, or any other applicable bankruptcy, insolvency or similar law (or corresponding provisions of future laws), (y) an application for the appointment of a custodian, receiver, trustee or other similar official for the Company or any of its Significant Subsidiaries for all or a substantial part of the assets of the Company or any of its Significant Subsidiaries or (z) an involuntary petition against the Company or any of its Significant Subsidiaries seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Company or any of its Significant Subsidiaries or any of the Company's or any such Significant Subsidiary's debts under any other federal or state insolvency law; provided that any such filing shall not have been vacated, set aside or stayed within a 45 day period from the date thereof, or (D) the entry against the Company or any of its Significant Subsidiaries of a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect.

         (b) Upon the occurrence and during the continuance of any Event of Default described in Section 3(a)(i) or (ii), the Payee may, by written notice to the Company, declare all or any portion of the unpaid principal amount of this Note and all interest accrued thereon to be immediately due and payable. Demand, presentment, protest and notice of non-payment are hereby waived by the Company.


         SECTION 4. REMEDIES CUMULATIVE. No failure to exercise or delay in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


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

         SECTION 5. NOTICES. Any notices or other communications required or permitted hereunder shall be given in writing and personally delivered with receipt acknowledged or mailed, postage prepaid, via registered mail, return receipt requested, if to the Payee, at its address first set forth above or any other address notified in writing by the Payee to the Company, and if to the Company, at its address at 8545 126th Avenue North, Largo, Florida 33773,
Attention: Chief Financial Officer, with a copy to Texas Pacific Group, 201
Main Street, Suite 2420, Fort Worth, Texas 76102, Attention: Richard A. Ekleberry, or any other address notified in writing by the Company to the Payee. Any notice given in conformity with the foregoing shall be deemed given when personally delivered or upon the date of delivery specified in the registered mail receipt.

         SECTION 6. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with the law of the State of Florida as in effect from time to time, without giving effect to any choice of laws or conflict of laws principles thereof.

         SECTION 7. SEVERABILITY. If any provision of this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the holder hereof in order to effectuate the provisions hereof and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any other provision in any other jurisdiction, including the State of Florida.

         SECTION 8. SUCCESSORS AND ASSIGNS; TRANSFERABILITY. This Note shall be binding upon and inure to the benefit of the Payee and the Company and their respective transferees, successors and assigns.

         SECTION 9. REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and the Company's receipt of an indemnity agreement of the Payee reasonably satisfactory to the Company, the Company will, at the expense of the Payee, execute and deliver, in lieu thereof, a new Note of like terms.

         SECTION 10. DEFINITIONS.

         (a) For purposes of this Note, the following terms have the following meanings:

                  "APPLICABLE RATE" means 8% per annum.

                  "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Florida are authorized or required by law to close.

                  "COMPANY" shall have the meaning ascribed to such term in the first paragraph of this Note.



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


         "HOLDERS" shall mean the Payee and each other holder of all or any portion of this Note.

         "INDEBTEDNESS" shall mean any indebtedness, whether or not contingent, for or in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property, including pursuant to capital leases (except any such balance that constitutes an accrued expense or a trade payable), if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such person or entity prepared on a consolidated basis in accordance with generally accepted accounting principles, and including, to the extent not otherwise included, the guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct, or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of the foregoing indebtedness.

         "MATURITY DATE" shall have the meaning ascribed to such term in the first paragraph of this Note.

         "PARTNERSHIP" shall mean Paradyne Partners, L.P., a Delaware limited partnership.

         "PAYEE" shall have the meaning ascribed, to such term in the first paragraph of this Note.

         "PAYMENT PLACE" shall have the meaning ascribed to such term in the first paragraph of this Note.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision.

         "SIGNIFICANT SUBSIDIARY" shall mean a "significant subsidiary" of the Company as defined in Rule 1-02(v) of Regulation S-X under the Securities Exchange Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as said Regulation may be amended from time to time, or any other Subsidiary of the Company that has guaranteed or assumed any obligations of the Company under this Note.

         "SUBSIDIARY" shall mean any person or entity of which at least a majority of the capital stock or other equity interests (including partnership interests) having ordinary voting power for the election of directors or other governing body of such person or entity is owned or controlled by the Company, directly or indirectly through one or more subsidiaries.

         (b) Unless otherwise provided herein, (i) the word "from" shall mean from and including and (ii) the words "to" or "until" shall mean to and until but excluding.



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

         (c) All references to "Sections" of this Note shall be to Sections of this Note unless otherwise specifically provided.

         SECTION 11. SUBORDINATION TO CREDIT AGREEMENT. This Note is issued as subordinate to the "Obligations" of the Company under the Loan Agreement in the manner and to the extent set forth in the Subordination Agreement dated of even date herewith among the Partnership, the Company, and BABC.

         SECTION 12. DESCRIPTIVE HEADINGS. The descriptive headings of this Note are inserted for convenience only and do not constitute a part of this Note.




















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

         IN WITNESS WHEREOF, each of the Company and the Payee has caused this Note to be executed by its duly authorized officer as of the day and year first written above.



                                             PARADYNE CORPORATION



                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------




                                             PARADYNE PARTNERS, L.P.

                                             By: Paradyne GenPar, Inc.,
                                                 its sole general partner



                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

                                                                      Exhibit B



                                    FORM OF
                            SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT, dated as of___________ among Paradyne Corporation ("Company"), Paradyne Partners, L.P. ("Partners"), and BankAmerica Business Credit, Inc. ("BABC");

                                  WITNESSETH:

         Whereas all of the stock of Company is owned by Paradyne Acquisition Corp. ("PAC") and all of the stock of PAC is owned by Partners, and Company may, in each case upon offering the written consent of BABC, from time to time in the future be indebted to Partners for loans and advances by Partners to it (all such indebtedness and loans being hereinafter called the "Advances");

         Whereas Company, pursuant to a Loan and Security Agreement dated as of July 31, 1996, among Company and BABC, (as amended, modified or supplemented from time to time, the "Agreement") has borrowed and will from time to time borrow and reborrow money from BABC (which borrowings at any time outstanding, together with interest thereon, fees of any kind in connection therewith, and all other sums which may become due from Company to BABC or either of them and which are included in the Obligations as that term is defined in the Agreement are herein called the "BABC Debt");

         Whereas Partners, as an inducement to BABC to continue present credit extensions to Company and from time to time make further loans and credit available to Company, desires to subordinate, in the manner and to the extent herein set forth, the payment of the Advances to the due and punctual payment of the BABC Debt:

         Now, Therefore, it is mutually agreed:

         1. Partners, for itself, its successors and assigns, covenants and agrees that the payment of the principal of and interest on all Advances now or hereafter outstanding is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the payment of the BABC Debt.

         2. Upon the occurrence and during the continuance of an Event of Default (as defined in the Agreement), Partners agrees that it will not demand, collect or receive, and Company agrees that it will not make, any payments upon the principal of, or interest on, or fees with respect to, any Advance, and Partners further agrees that, if payment of any such amounts is received by it, it will forthwith pay the same to BABC to be applied upon the BABC Debt in the manner described in the Agreement.

         3. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization (whether or not pursuant to bankruptcy laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities of Company, Partners will prove, enforce and endeavor to obtain payment of the principal of and interest on all Advances and will pay over, but only out of and to the extent of any proceeds realized therefrom to amounts thereof sufficient, after application of all other amounts then or theretofore realized for payment of principal of and interest on, or other payments with respect to the BABC Debt, to pay in full the BABC Debt, as provided in paragraph 2 hereof; and, with respect to any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or any other voluntary or involuntary proceeding under any bankruptcy or insolvency law, Partners and Company agree that BABC may, at its option, claim directly from the trustee or representative of Company's estate in such proceeding. Partners and Company agree to furnish all assignments, powers or other documents requested by BABC to facilitate such direct collection by BABC or the perfection of any interest of BABC hereunder. BABC may file claims in any such proceeding on Partners's behalf and in no event shall Partners waive, forgive or cancel any claim it may now or hereafter have against Company. In the event that BABC does so elect to claim directly against the trustee or representative of the Company's estate, Partners hereby grants to BABC an irrevocable proxy to vote its claim in any such proceeding or at any meeting of creditors and agrees to execute all further documents requested by BABC to facilitate exercise of this proxy.

         4. Partners covenants and agrees that, until the payment in full of the BABC Debt, it will not sell, assign or otherwise transfer or encumber any Advance or interest therein without first procuring and delivering to BABC evidence in writing of the consent and agreement of the purchaser, pledgee, assignee or transferee of such Advance or interest therein to comply with all terms, conditions and provisions of this Subordination Agreement. The rights of BABC hereunder shall inure to the benefit of its respective successors and assigns.

         5. BABC may at any time in its discretion renew or extend the time of payment of the BABC Debt or exercise, fail to exercise, waive or amend any other of its rights under any instrument evidencing or securing or delivered in connection with any BABC debt, and in reference thereto may make and enter into such agreements as to them may seem proper or desirable, all without notice to or further assent from Partners, and any such action shall not in any manner impair or affect this Subordination Agreement or any of BABCs rights hereunder. Partners hereby waives and agrees not to assert against BABC any rights which a guarantor or surety with respect to any indebtedness of Company could exercise; but nothing in this Subordination Agreement shall constitute Partners a guarantor or surety.

         6. Partners and Company agree that all Advances shall be evidenced by a promissory note or other instrument in form satisfactory to BABC, and that upon the request of BABC, Partners shall immediately deliver such promissory note or other instrument evidencing such Advances to BABC.

         7. This Subordination Agreement shall be deemed to be a contract made under shall be construed in accordance with and governed by the laws of the State of California.



                                             BANKAMERICA BUSINESS CREDIT, INC.


                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------




                                             PARADYNE CORPORATION


                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------



                                             PARADYNE PARTNERS, L.P.


                                             By:
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                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------



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